ALLIANCE TECHNOLOGY FUND

SEMI-ANNUAL REPORT
MAY 31, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                                 ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

July 27, 1998

Dear Shareholder:

We are pleased to provide an update of Alliance Technology Fund's performance for the semi-annual reporting period ended May 31, 1998.

INVESTMENT RESULTS
The following table provides performance data for your Fund over the six and 12-month periods ended May 31, 1998. For comparison, performance data is also provided for the Fund's benchmark, the Pacific Stock Exchange (PSE) High Tech Index, which is a measure of the U.S. technology sector, and for the S&P 500 Stock Index (S&P 500), a measure of the broad U.S. stock market, and the Lipper Science & Technology Fund Index (Lipper Index), a representation of the Fund's peer group.

As you can see, Alliance Technology Fund has outperformed its benchmark for both the six and 12-month periods ended May 31, 1998. In our last letter to you (November 30, 1997), we indicated that while the technology sector continued to underperform the S&P 500, performance which also continued through the end of May, we felt that our confidence in the Fund's major holdings would be rewarded. This has been the case as your Fund's outperformance can be attributed to the success of maintaining relatively large positions in the networking and personal computer sectors. This consistent strategy and our commitment to these sectors has also contributed to very positive relative performance versus other technology mutual funds as measured by the Lipper Index. For the six-month period ending June 30, 1998, your Fund posted a return of 28.25%, exceeding that of the Lipper Index, which posted a return of 17.46%.


INVESTMENT RESULTS*
Periods Ended May 31, 1998
                                  TOTAL RETURNS
                              6 MONTHS      12 MONTHS
                              --------      ---------
ALLIANCE TECHNOLOGY
  FUND
  Class A                      12.25%         19.29%
  Class B                      11.87%         18.46%
  Class C                      11.86%         18.44%

PACIFIC STOCK EXCHANGE
  (PSE) HIGH TECH
  INDEX                         9.43%         18.01%

S&P 500 STOCK INDEX            15.07%         30.66%

LIPPER SCIENCE AND
  TECHNOLOGY FUND
  INDEX                         5.76%         13.20%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF MAY 31, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. RETURNS FOR THE FUND AND ITS COMPARATIVE BENCHMARKS INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE PACIFIC STOCK EXCHANGE (PSE) HIGH TECH INDEX IS A PRICE-WEIGHTED, BROAD BASED INDEX, REPRESENTING 100 LISTED AND OVER-THE-COUNTER U.S. STOCKS DESIGNED TO MIRROR THE U.S. TECHNOLOGY SECTOR. THE PSE HIGH TECH INDEX IS DESIGNED TO REPRESENT THE ENTIRE U.S. TECHNOLOGY AND SCIENCE SECTOR, INCLUDING SUCH INDUSTRY GROUPS AS COMPUTER SOFTWARE PRODUCTS, INFORMATION PROCESSING SERVICES, MEDICAL TECHNOLOGY, BIOTECHNOLOGY, AMONG OTHERS. THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES. THE LIPPER SCIENCE AND TECHNOLOGY FUND INDEX IS AN EQUALLY-WEIGHTED PERFORMANCE INDEX, ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, OF THE LARGEST QUALIFYING FUNDS THAT HAVE A SCIENCE AND TECHNOLOGY INVESTMENT OBJECTIVE (ACCORDING TO LIPPER, THIS INVESTMENT OBJECTIVE INCLUDES THOSE FUNDS THAT INVEST AT LEAST 65% OF THEIR EQUITY PORTFOLIOS IN SCIENCE AND TECHNOLOGY STOCKS). AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


PORTFOLIO DISCUSSION
Following a difficult fourth quarter in 1997, tech stocks have recovered strongly in the first half of 1998.


1


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

Throughout the 1990s, these stocks continued along this up-and-down pattern of strong price gains which were then interrupted by one or two price corrections in most years. The most recent of these corrections was prompted by concerns about many Asian economies and their importance to the overall growth of the technology sector. The subsequent recovery in technology stocks reflected several factors. These include the realization that the Asian situation was more of a longer term challenge than a sudden implosion, the continued impressive growth in many technology companies and simple bargain hunting as valuations became more reasonable.

Volatility has probably become a permanent characteristic of technology stocks. Therefore, whenever possible, and assuming valuations are reasonable, we place strong emphasis on those companies which are most dominant in their industry. The correctness of this approach is being reinforced by the fact that consolidation in many areas of technology is helping the strong companies become even stronger. Intense competition, short product cycles, rapid change and increased complexity make the average investor intolerant of earnings shortfalls, all of which place a premium on intelligent stock selection.

MARKET ENVIRONMENT AND OUTLOOK
The secular outlook for the technology sector remains impressive. The transition in the U.S. to a digital-based economy is evident and very much underway. Information technology is increasingly becoming a necessary competitive tool, and the "on-line economy" will change the way business is conducted in many industries. The same can be said for the ways in which consumers will be adjusting their behavior with respect to shopping, entertainment, financial decision making and general information access. All this sets the stage for the rest of the world to do the same--that is, to emulate something which is working very much in favor of the U.S. economy and for U.S.-based companies. The fact that information technology, as a percentage of U.S. Gross Domestic Product, has gone from 2.5% in 1990, to 8.5% in early 1998 could be a prelude for similar and perhaps even more rapid adoption rates in many other countries. Technology is now easier to use and much more affordable. In addition, many companies are currently offering integrated and total solutions to customers who need this information resource today more than ever. In our opinion, all this bodes particularly well for many of the companies in your Fund's portfolio.

As always, we remain appreciative of your continued support of Alliance Technology Fund. We look forward to reporting to you on future investment results and market activity.

Sincerely,


John D. Carifa
President and Chairman


Peter Anastos
Portfolio Manager


Gerald T. Malone
Portfolio Manager


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

Alliance Technology Fund is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements. The Fund normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering appreciation potential. The Fund may invest in listed and unlisted U.S. and foreign securities and has the flexibility to invest both in well-known, established companies and in new, unseasoned companies. The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation.


INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 1998

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      19.29%         14.23%
Five Years                    25.43%         24.34%
Ten Years                     19.20%         18.68%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      18.46%         14.46%
Five Years                    24.57%         24.57%
Since Inception*              26.80%         26.80%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      18.44%         17.44%
Five Years                    24.57%         24.57%
Since Inception*              26.79%         26.79%


SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 1998)

                              CLASS A        CLASS B        CLASS C
                             ---------      ---------      ---------
1 Year                         33.38%         34.37%         37.34%
5 Years                        25.31%           n/a            n/a
10 Years                       18.75%           n/a            n/a


The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 5/3/93 Class B and Class C.

n/a: not applicable.


3


TEN LARGEST HOLDINGS
MAY 31, 1998 (UNAUDITED)                               ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                          VALUE            NET ASSETS
-------------------------------------------------------------------------------
Dell Computer Corp.                          $151,363,800             6.4%
Cisco Systems, Inc.                           146,069,687             6.2
Compaq Computer Corp.                          95,593,750             4.1
Tellabs, Inc.                                  87,547,687             3.7
Nokia, Corp. (ADR)                             84,613,563             3.6
Intuit, Inc.                                   78,201,913             3.3
Ascend Communications, Inc.                    74,887,125             3.2
HBO & Co.                                      73,499,056             3.1
Network Associates, Inc.                       72,611,875             3.1
Fore Systems, Inc.                             68,070,200             2.9
                                             $932,458,656            39.6%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)
_______________________________________________________________________________

                                                           SHARES
                                            -----------------------------------
                                                                  HOLDINGS
PURCHASES                                          BOUGHT          5/31/98
-------------------------------------------------------------------------------
Alcatel Alsthom Maroc (ADR)                     1,260,000         1,260,000
Ascend Communications, Inc.                     1,734,000         1,734,000
First Data Corp.                                1,331,000         2,000,300
Fiserv, Inc.                                      427,900           742,700
Fore Systems, Inc.                              2,208,100         3,094,100
Glenayre Technologies, Inc.                     1,755,500         1,755,500
Intuit, Inc.                                    1,650,700         1,650,700
KLA-Tencor Corp.                                1,140,000         1,324,000
Lexmark International Group, Inc. Cl.A            701,200           701,200
Network Associates, Inc.                          522,500         1,185,500

                                                                  HOLDINGS
SALES                                                SOLD          5/31/98
-------------------------------------------------------------------------------
3Com Corp.                                        581,000                -0-
ACC Corp.                                         484,900                -0-
Bay Networks, Inc.                                739,090         1,391,400
Ericsson (L.M.) Telephone Co. Cl.B (ADR)          900,000                -0-
Lucent Technologies, Inc.                         360,000                -0-
Microchip Technology, Inc.                        737,845                -0-
Motorola, Inc.                                    307,690                -0-
National Semiconductor Corp.                    1,119,100                -0-
Oracle Corp.                                    2,105,550                -0-
Taiwan Semiconductor Manufacturing
  Co., Ltd. (ADR)                                 906,200         1,258,500


4


PORTFOLIO OF INVESTMENTS
MAY 31, 1998 (UNAUDITED)                               ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-98.9%
TECHNOLOGY-97.2%
COMMUNICATION EQUIPMENT-11.2%
Alcatel Alsthom Maroc (ADR)                   1,260,000   $   54,495,000
Glenayre Technologies, Inc. (a)               1,755,500       26,881,094
Nokia Corp. (ADR) (b)                         1,303,000       84,613,563
PairGain Technologies, Inc. (a)                 616,600        9,634,375
Tellabs, Inc. (a)                             1,274,000       87,547,687
                                                             ------------
                                                             263,171,719

COMPUTER HARDWARE-11.4%
Apex PC Solutions, Inc. (a)                     840,900       21,127,612
Compaq Computer Corp.                         3,500,000       95,593,750
Dell Computer Corp. (a)                       1,836,800      151,363,800
                                                             ------------
                                                             268,085,162

COMPUTER PERIPHERALS-1.6%
Lexmark International Group, Inc. Cl.A (a)      701,200       38,916,600

COMPUTER SERVICES-14.3%
Computer Sciences Corp.                       1,010,200       52,467,262
DST Systems, Inc. (a)                         1,025,800       54,239,175
First Data Corp.                              2,000,300       66,509,975
Fiserv, Inc. (a)                                742,700       43,796,091
Galileo International, Inc.                     627,600       24,711,750
Gartner Group, Inc. Cl.A (a)                    945,600       31,263,900
Renaissance Worldwide, Inc. (a)                 827,200       15,561,700
SunGard Data Systems, Inc. (a)                1,398,600       47,727,225
                                                             ------------
                                                             336,277,078

COMPUTER SOFTWARE-17.4%
Cadence Design Systems, Inc. (a)              1,113,800       39,261,450
HBO & Co.                                     1,273,400       73,499,056
Health Management Systems, Inc. (a)           1,714,300       18,857,300
I2 Technologies, Inc. (a)                       139,400        8,303,013
Industri-Matematik International Corp. (a)      739,600       11,879,825
Intuit, Inc. (a)                              1,650,700       78,201,913
J.D. Edwards & Co. (a)                          347,400       12,777,806
Microsoft Corp. (a)                             480,000       40,710,000
Network Associates, Inc. (a)                  1,185,500       72,611,875
Pegasystems, Inc. (a)                           600,500       13,004,578
PeopleSoft, Inc. (a)                            936,700       40,922,081
                                                             ------------
                                                             410,028,897

NETWORKING SOFTWARE-15.7%
Ascend Communications, Inc. (a)               1,734,000       74,887,125
Bay Networks, Inc. (a)                        1,391,400       38,524,388
CIENA Corp. (a)                                 500,000       26,000,000
Cisco Systems, Inc. (a)                       1,931,500      146,069,687
Fore Systems, Inc. (a)                        3,094,100       68,070,200
Newbridge Networks Corp. (a)                    610,000       17,308,750
                                                             ------------
                                                             370,860,150

SEMI-CONDUCTOR CAPITAL EQUIPMENT-5.4%
Amkor Technology, Inc. (a)                    1,164,000       12,076,500
Applied Materials, Inc. (a)                   1,323,130       42,340,160
ISS Group, Inc. (a)                              88,300        3,333,325
KLA-Tencor Corp. (a)                          1,324,000       44,850,500
Teradyne, Inc. (a)                              782,300       24,055,725
                                                             ------------
                                                             126,656,210


5


PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
SEMI-CONDUCTOR COMPONENTS-11.4%
Altera Corp. (a)                              1,957,000   $   65,804,125
Cirrus Logic, Inc. (a)                        1,679,000       16,790,000
Cypress Semiconductor Corp. (a)               1,400,000       11,987,500
Intel Corp.                                     750,000       53,578,125
PMC-Sierra, Inc. (a)                            671,700       26,154,319
Taiwan Semiconductor
  Manufacturing Co., Ltd.
  (ADR) (a)(c)                                1,258,500       23,754,188
Texas Instruments, Inc.                         588,400       30,229,050
Xilinx, Inc. (a)                              1,074,000       40,845,562
                                                             ------------
                                                             269,142,869

MISCELLANEOUS-8.8%
Com21, Inc. (a)                                  62,000          906,750
Ingram Micro, Inc. Cl.A (a)                   1,126,600       49,640,812
Sanmina Holdings Corp. (a)                      866,400       67,470,900
Solectron Corp. (a)                           1,419,400       58,727,675
Tech Data Corp. (a)                             779,000       31,646,875
                                                             ------------
                                                             208,393,012
                                                             ------------
                                                           2,291,531,697


                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)           VALUE
-------------------------------------------------------------------------
UTILITIES-1.3%
TELEPHONE UTILITY-1.3%
WorldCom, Inc. (a)                              674,850   $   30,705,675

CONSUMER SERVICES-0.4%
MISCELLANEOUS-0.4%
Equifax, Inc.                                   267,000        9,712,125

Total Common Stocks
  (cost $1,704,586,260)                                    2,331,949,497

PRIVATE PLACEMENT-0.0%
Interactive Light Holdings, Inc.
  8.00%, 2/07/99 (d)
  (cost $500,000)                                  $500          500,000

TOTAL INVESTMENTS-98.9%
  cost $1,705,086,260)                                     2,332,449,497
Other assets less liabilities-1.1%                            25,172,509

NET ASSETS-100%                                           $2,357,622,006


(a)  Non-income producing security.

(b)  Country of origin--Finland.

(c)  Country of origin--Taiwan.

(d)  Illiquid security, valued at fair value (see Notes A & F).

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1998 (UNAUDITED)                               ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,705,086,260)     $2,332,449,497
  Receivable for investment securities sold                         36,411,631
  Receivable for capital stock sold                                  5,343,947
  Interest and dividends receivable                                    221,257
  Prepaid expenses                                                      85,868
  Total assets                                                   2,374,512,200

LIABILITIES
  Due to custodian                                                   4,348,651
  Advisory fee payable                                               5,894,055
  Payable for investment securities purchased                        3,763,249
  Payable for capital stock redeemed                                 2,147,432
  Distribution fee payable                                             281,435
  Accrued expenses and other liabilities                               455,372
  Total liabilities                                                 16,890,194

NET ASSETS                                                      $2,357,622,006

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $      399,385
  Additional paid-in capital                                     1,573,244,873
  Net investment loss                                              (16,165,131)
  Accumulated net realized gain on investment transactions         172,779,642
  Net unrealized appreciation of investments                       627,363,237
                                                                $2,357,622,006

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($720,674,493 / 11,919,729 shares of capital stock
    issued and outstanding)                                             $60.46
  Sales charge--4.25% of public offering price                            2.68
  Maximum offering price                                                $63.14

  CLASS B SHARES
  Net asset value and offering price per share
    ($1,248,322,912 / 21,461,230 shares of capital stock
    issued and outstanding)                                             $58.17

  CLASS C SHARES
  Net asset value and offering price per share
    ($219,120,319 / 3,767,545 shares of capital stock
    issued and outstanding)                                             $58.16

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($169,504,282 / 2,789,903 shares of capital stock issued
    and outstanding)                                                    $60.76


See notes to financial statements.


7


STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)              ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                        $  4,527,265
  Dividends (net of foreign taxes withheld
    of $210,455)                                     1,718,052    $  6,245,317

EXPENSES
  Advisory fee                                      11,788,508
  Distribution fee - Class A                         1,018,467
  Distribution fee - Class B                         5,804,477
  Distribution fee - Class C                         1,007,257
  Transfer agency                                    2,328,624
  Printing                                             208,213
  Custodian                                            129,859
  Registration                                          86,057
  Administrative                                        61,000
  Taxes                                                 50,613
  Audit and legal                                       48,704
  Directors' fees                                       43,000
  Miscellaneous                                         33,873
  Total expenses                                    22,608,652
  Less: expense offset arrangement
    (see Note B)                                      (198,204)
  Net expenses                                                      22,410,448
  Net investment loss                                              (16,165,131)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                     180,343,918
  Net change in unrealized appreciation of
    investments                                                     91,954,204
  Net gain on investments                                          272,298,122

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $256,132,991


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

                                            SIX MONTHS ENDED       YEAR ENDED
                                              MAY 31, 1998         NOVEMBER 30,
                                               (UNAUDITED)             1997
                                            ----------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                         $  (16,165,131)   $  (23,986,074)
  Net realized gain on investment
    transactions                                 180,343,918        14,764,297
  Net change in unrealized appreciation
    of investments                                91,954,204       133,346,847
  Net increase in net assets from
    operations                                   256,132,991       124,125,070

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
  Class A                                         (6,722,769)       (4,879,329)
  Class B                                        (11,607,315)       (5,671,805)
  Class C                                         (2,036,454)         (916,491)
  Advisor Class                                   (1,788,297)           (4,489)

CAPITAL STOCK TRANSACTIONS
  Net increase                                    94,178,145       551,976,958
  Total increase                                 328,156,301       664,629,914

NET ASSETS
  Beginning of year                            2,029,465,705     1,364,835,791
  End of period                               $2,357,622,006    $2,029,465,705


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
MAY 31, 1998 (UNAUDITED)                               ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal


10


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $61,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 1998.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,500,673 for the six months ended May 31, 1998.

In addition, for the six months ended May 31, 1998, the Fund's expenses were reduced by $198,204 under an expense offset arrangement with Alliance Fund Services. Transfer agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $154,285 from the sales of Class A shares and $36,464, $1,439,243 and $66,277 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 1998.

Brokerage commissions paid on investment transactions for the six months ended May 31, 1998 amounted to $874,048 of which $4,800 was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $34,864,082 and $1,619,211 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $846,148,152 and $639,269,723, respectively, for the six months ended May 31, 1998. There were no purchases or sales of U.S. government and government agency obligations for the six months ended May 31, 1998.

At May 31, 1998, the cost of investments for federal income tax purposes was $1,709,334,238. Accordingly, gross unrealized appreciation of investments was $682,121,973 and gross unrealized depreciation of investments was $59,006,714 resulting in net unrealized appreciation of $623,115,259.


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes call options listed on national securities exchanges and purchases listed put options, including put options on market indices.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

For the six months ended May 31, 1998, the Fund did not engage in any option transactions.


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     MAY 31, 1998   NOVEMBER 30,  MAY 31, 1998    NOVEMBER 30,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            7,788,951    10,236,552   $ 448,819,909   $ 542,859,733
Shares issued in
  reinvestment of
  distributions          110,995        78,573       5,935,121       3,946,887
Shares converted
  from Class B            63,769       125,065       3,612,357       6,591,693
Shares redeemed       (7,518,671)  (10,594,530)   (435,479,238)   (567,186,149)
Net increase
  (decrease)             445,044      (154,340)  $  22,888,149   $ (13,787,836)

CLASS B
Shares sold            3,507,048     9,702,206   $ 189,867,729   $ 491,739,865
Shares issued in
  reinvestment of
  distributions          209,351        90,233      10,804,657       4,406,275
Shares converted
  to Class A             (66,185)     (129,230)     (3,612,357)     (6,591,693)
Shares redeemed       (2,223,739)   (2,910,995)   (123,316,761)   (148,766,672)
Net increase           1,426,475     6,752,214   $  73,743,268   $ 340,787,775


12

                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     MAY 31, 1998   NOVEMBER 30,  MAY 31, 1998    NOVEMBER 30,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
CLASS C
Shares sold            6,144,106     4,659,352   $ 337,492,531   $ 244,912,719
Shares issued in
  reinvestment of
  distributions           35,111        11,825       1,812,083         577,411
Shares redeemed       (5,915,297)   (3,347,816)   (326,481,857)   (179,818,433)
Net increase             263,920     1,323,361   $  12,822,757   $  65,671,697

ADVISOR CLASS
Shares sold            1,102,826     4,033,381   $  62,049,444   $ 216,794,442
Shares issued in
  reinvestment of
  distributions           32,400            89       1,738,612           4,489
Shares redeemed       (1,404,313)     (985,537)    (79,064,085)    (57,493,609)
Net increase (decrease) (269,087)    3,047,933   $ (15,276,029)  $ 159,305,322


NOTE F: ILLIQUID SECURITY
                                            DATE ACQUIRED           COST
                                            -------------       ------------
Interactive Light Holdings, Inc.
  8.00%, 2/07/99                               1/27/94            $500,000


The security shown above is illiquid and has been valued at fair value in accordance with the procedures described in Note A. The value of this security at May 31, 1998 was $500,000, representing .02% of net assets.


13


FINANCIAL HIGHLIGHTS                                   ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 CLASS A
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS                                              JANUARY 1,
                                               ENDED               YEAR ENDED NOVEMBER 30,           1994 TO    YEAR ENDED
                                            MAY 31, 1998    -------------------------------------  NOVEMBER 30, DECEMBER 31,
                                            (UNAUDITED)        1997         1996         1995         1994(A)      1993
                                            -----------     -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $54.44          $51.15       $46.64       $31.98       $26.12       $28.20

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.30)(b)        (.51)(b)     (.39)(b)     (.30)(b)     (.32)        (.29)
Net realized and unrealized gain on
  investment transactions                       6.90            4.22         7.28        18.13         6.18         6.39
Net increase in net asset value from
  operations                                    6.60            3.71         6.89        17.83         5.86         6.10

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.58)           (.42)       (2.38)       (3.17)          -0-       (8.18)
Net asset value, end of period                $60.46          $54.44       $51.15       $46.64       $31.98       $26.12

TOTAL RETURN
Total investment return based on net
  asset value (c)                              12.25%           7.32%       16.05%       61.93%       22.43%       21.63%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $720,675        $624,716     $594,861     $398,262     $202,929     $173,732
Ratio of expenses to average net assets         1.63%(d)(e)     1.67%(e)     1.74%        1.75%        1.66%(d)     1.73%
Ratio of net investment loss to average
  net assets                                   (1.04)%(d)       (.97)%       (.87)%       (.77)%      (1.22)%(d)   (1.32)%
Portfolio turnover rate                           31%             51%          30%          55%          55%          64%


See footnote summary on page 17.


14


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                     CLASS B
                                              ---------------------------------------------------------------------------------
                                              SIX MONTHS                                               JANUARY 1,     MAY 3,
                                                 ENDED                YEAR ENDED NOVEMBER 30,            1994 TO    1993(F) TO
                                              MAY 31, 1998      -------------------------------------  NOVEMBER 30, DECEMBER 31,
                                              (UNAUDITED)          1997         1996         1995         1994(A)      1993
                                              -----------       -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period            $52.58            $49.76       $45.76       $31.61       $25.98       $27.44

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                               (.49)(b)          (.88)(b)     (.70)(b)     (.60)(b)     (.23)        (.12)
Net realized and unrealized gain on
  investment transactions                         6.66              4.12         7.08        17.92         5.86         6.84
Net increase in net asset value from
  operations                                      6.17              3.24         6.38        17.32         5.63         6.72

LESS: DISTRIBUTIONS
Distributions from net realized gains             (.58)             (.42)       (2.38)       (3.17)          -0-       (8.18)
Net asset value, end of period                  $58.17            $52.58       $49.76       $45.76       $31.61       $25.98

TOTAL RETURN
Total investment return based on net
  asset value (c)                                11.87%             6.57%       15.20%       60.95%       21.67%       24.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $1,248,323        $1,053,436     $660,921     $277,111      $18,397       $1,645
Ratio of expenses to average net assets           2.35%(d)(e)       2.38%(e)     2.44%        2.48%        2.43%(d)     2.57%(d)
Ratio of net investment loss to average
  net assets                                     (1.76)%(d)        (1.70)%      (1.61)%      (1.47)%      (1.95)%(d)   (2.30)%(d)
Portfolio turnover rate                             31%               51%          30%          55%          55%          64%


See footnote summary on page 17.


15


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 CLASS C
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS                                             JANUARY 1,    MAY 3,
                                               ENDED              YEAR ENDED NOVEMBER 30,           1994 TO    1993(F) TO
                                            MAY 31, 1998   -------------------------------------  NOVEMBER 30, DECEMBER 31,
                                            (UNAUDITED)       1997         1996         1995         1994(A)      1993
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $52.57         $49.76       $45.77       $31.61       $25.98       $27.44

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.48)(b)       (.88)(b)     (.70)(b)     (.58)(b)     (.24)        (.13)
Net realized and unrealized gain on
  investment transactions                       6.65           4.11         7.07        17.91         5.87         6.85
Net increase in net asset value from
  operations                                    6.17           3.23         6.37        17.33         5.63         6.72

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.58)          (.42)       (2.38)       (3.17)          -0-       (8.18)
Net asset value, end of period                $58.16         $52.57       $49.76       $45.77       $31.61       $25.98

TOTAL RETURN
Total investment return based on net
  asset value (c)                              11.86%          6.55%       15.17%       60.98%       21.67%       24.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $219,120       $184,194     $108,488      $43,161       $7,470       $1,096
Ratio of expenses to average net assets         2.35%(d)(e)    2.38%(e)     2.44%        2.48%        2.41%(d)     2.52%(d)
Ratio of net investment loss to average
  net assets                                   (1.77)%(d)     (1.70)%      (1.60)%      (1.47)%      (1.94)%(d)   (2.25)%(d)
Portfolio turnover rate                           31%            51%          30%          55%          55%          64%


See footnote summary on page 17.


16


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                         ADVISOR CLASS
                                            ----------------------------------------
                                                                         OCTOBER 2,
                                             SIX MONTHS                   1996(F)
                                               ENDED        YEAR ENDED      TO
                                            MAY 31, 1998    NOVEMBER 30, NOVEMBER 30,
                                            (UNAUDITED)        1997         1996
                                            -----------     -----------  -----------
Net asset value, beginning of period          $54.63          $51.17       $47.32

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                         (.21)           (.45)        (.05)
Net realized and unrealized gain on
  investment transactions                       6.92            4.33         3.90
Net increase in net asset value from
  operations                                    6.71            3.88         3.85

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.58)           (.42)          -0-
Net asset value, end of period                $60.76          $54.63       $51.17

TOTAL RETURN
Total investment return based on net
  asset value (c)                              12.41%           7.65%        8.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $169,504        $167,120         $566
Ratio of expenses to average net assets         1.33%(d)(e)     1.39%(e)     1.75%(d)
Ratio of net investment loss to average
  net assets                                    (.74)%(d)       (.81)%      (1.21)%(d)
Portfolio turnover rate                           31%             51%          30%


(a)  The Fund changed its fiscal year end from December 31 to November 30.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the six months ended May 31, 1998 and the year ended November 30, 1997, the ratios of expenses to average net assets were 1.61% and 1.66% for Class A shares, 2.33% and 2.36% for Class B shares, 2.33% and 2.37% for Class C shares and 1.31% and 1.38% for Advisor Class shares, respectively.

(f)  Commencement of distribution.


17


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
ROBERT C. ALEXANDER (1)
DAVID H. DIEVLER (1)
DR. CHARLES H. FERGUSON (1)
WILLIAM H. FOULK, JR. (1)
D. JAMES GUZY (1)
MARSHALL C. TURNER, JR. (1)

OFFICERS
PETER ANASTOS, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
THOMAS G. BARDONG, VICE PRESIDENT
GERALD T. MALONE, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


18


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


19


ALLIANCE TECHNOLOGY FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

TECSR